                                                                    Exhibit 99.8

             Important Tax Information Regarding Backup Withholding

            Under the United States federal income tax laws,  dividend  payments that may be made by Hallmark Financial Services,  Inc. (the "Company") on shares
of  its  Common   Stock,   par  value   $0.03,   issued  upon  the  exercise  of
non-transferable  subscription  rights (the "Rights"),  may be subject to backup withholding.  Generally  such  payments  will be subject  to backup  withholding unless the holder (i) is exempt from backup  withholding  or (ii)  furnishes the payer with its correct taxpayer identification number ("TIN") and certifies that the number  provided is correct and  further  certifies  that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income in the past. Each Rights holder that exercises  Rights and wants to avoid  backup  withholding  should  provide the  Subscription  Agent,  as the
Company's  agent in respect of  exercised  Rights,  with such  holder's  correct taxpayer  identification  number (or with a  certification  that such  holder is awaiting a taxpayer  identification  number) and with a certification  that such holder is not subject to backup  withholding by completing  Substitute  Form W-9 below.

            Certain  holders  (including,  among others,  all  corporations  and certain  foreign  individuals)  are exempt  from these  backup  withholding  and reporting requirements. In general, in order for a foreign individual to qualify as an exempt  recipient,  that holder must submit a statement,  signed under the penalties  of  perjury,  attesting  to that  individual's  exempt  status.  Such statements may be obtained from the Subscription  Agent.  Exempt holders,  while not required to file  Substitute  Form W-9,  should file  Substitute Form W-9 to avoid possible erroneous backup  withholding.  See the enclosed  "Guidelines for
Certification  of Taxpayer  Identification  Number on  Substitute  Form W-9" for
additional instructions.

            If backup  withholding  applies,  the  Company  or the  Subscription
Agent,  as the case may be,  will be  required to withhold up to 30% of any such dividend  payments made to a stockholder or other payee.  Backup  withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of the person's tax liability, and the tax liability of persons subject to backup  withholding  will be reduced by the amount of tax  withheld.  If  withholding  results in an  overpayment  of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

            To prevent backup withholding on dividend payments,  a Rights holder that  exercises  Rights is  required  to notify the  Subscription  Agent of such holder's  correct TIN by completing the Substitute Form W-9 below and certifying on  Substitute  Form W-9 that the TIN  provided  is correct (or that such Rights holder is  awaiting a TIN).  In  addition,  the holder is required to certify on
Substitute Form W-9 that it is (i) exempt from backup  withholding,  or (ii) not subject to backup  withholding  due to prior  under  reporting  of  interest  or dividend income,  or (iii) the Internal Revenue Service (the "IRS") has notified it that it is no longer subject to backup withholding.

                                       1

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

            The Rights  holder  that  exercises  Rights is  required to give the
Subscription  Agent the TIN of the record  owner of the  shares of Common  Stock issued upon the exercise of the Rights.  If such record owner is an  individual, the TIN is the taxpayer's social security number.  For most other entities,  the
TIN is the employer  identification number. If the shares of Common Stock issued upon the exercise of the Rights are in more than one name or are not in the name of the actual  owner,  consult the enclosed  "Guidelines  for  Certification  of
Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on what number to report.  If the  Subscription  Agent is not provided  with the correct  taxpayer  identification  number in connection with such payments,  the holder may be subject to a penalty imposed by the IRS.

                                       2

                               SUBSTITUTE FORM W-9
            Payer's Request for Taxpayer Identification Number (TIN)

                            PAYERS NAME: [__________]

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Part 1 - PLEASE PROVIDE YOUR TIN AND CERTIFY                ____________________________
BY SIGNING AND DATING BELOW                                  Social Security Number or
                                                                Employer ID Number
----------------------------------------------------------------------------------------
Part 2 - Certification - under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer  Identification  Number
(or I am  waiting  for a number  to be issued to me),  (2) I am not  subject  to backup  withholding  because (a) I am exempt from backup  withholding,  or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends
or
(c) the IRS has notified me that I am no longer  subject to backup  withholding, and (3) all  other  information  provided  on this  form is  true,  correct  and complete. / /

----------------------------------------------------------------------------------------
Part 3 - Awaiting TIN / /

----------------------------------------------------------------------------------------
Part 4 - For Payee Exempt from Backup Withholding / /

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Please fill in your name and address below.

------------------------------------------------------
Name

------------------------------------------------------
Address (number and street)

------------------------------------------------------
City, State and Zip Code

CERTIFICATE  INSTRUCTIONS  - You must  cross out Item (2) in Part 2 above if you have  been  notified  by the IRS  that  your are  currently  subject  to  backup withholding because of under reporting interest or dividends on your tax return.
However,  if after  being  notified  by the IRS that you were  subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup  withholding,  do not cross out Item (2). If you are exempt from backup withholding, check the box in part 4 above.

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Signature______________________________             Date ______________, 2003
----------------------------------------------------------------------------------------

          NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
             BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU.
       PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

            I certify under penalties of perjury that a taxpayer  identification number has not been issued to me, and either (a) I have mailed or  delivered  an application  to  receive a  taxpayer  identification  number to the  appropriate
Internal Revenue Service Center or Social Security  Administration Office or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30%
of all  reportable  payments  made to me  thereafter  will be  withheld  until I provide a number.

Signature________________________________  Date _____________________, 2003

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                                       3

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER  IDENTIFICATION NUMBER TO GIVE THE PAYER -
Social  Security  numbers  have  nine  digits  separated  by two  hyphens:  i.e.
000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen: i.e.  00-0000000.  The table below will help determine the number to give the payer.

-------------------------------------------------------------------------------------------------------------------------------
                                     Give the                                                                 Give the EMPLOYER
                                     SOCIAL SECURITY                                                          IDENTIFICATION
For this type of Account:            number of --                    For this type of Account:                number of--
-------------------------------------------------------------------------------------------------------------------------------

1.  Individual                       The individual                      8. Sole proprietorship account         The owner (4)

2.  Two or more individuals          The actual owner of the account     9. A valid trust, estate, or           Legal entity (5)
    (joint account)                  or, if combined funds, any one         pension trust
                                     of the individuals (1)

                                                                        10. Corporate                           The corporation

3.  Husband and wife (joint          The actual owner of the account
    account)                         or, if joint funds, either person  11. Association, club, religious,       The organization
                                     (1)                                    charitable, educational or other
                                                                            tax-exempt organization
4. Custodian account of a            The minor (2)
   minor (Uniform Gift to
   Minors Act)                                                          12. Partnership                         The partnership

5. Adult and minor (joint            The adult or, if the minor is the  13. A broker or registered              The broker or
   account)                          only contributor, the minor (1)        nominee                             nominee

                                                                        14. Account with the Department
                                                                            of Agriculture in the name of
6. Account in the name of            The ward, minor or incompetent         a public entity (such as a State    The public entity
   guardian or committee for         person (3)                             or local government school
   a designated ward, minor,                                                district, or prison) that receives
   or incompetent person                                                    agricultural program payments

7. a. The usual revocable            The grantor-trustee (1)
   savings trust account
   (grantor is also trustee)

   b. So-called trust account        The actual owner (1)
   that is not a legal or valid
   trust under State law

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(1)  List all names  first and circle the name of the  person  whose  number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3)  Circle the ward's,  minor's or  incompetent  person's name and furnish such person's social security number.
(4)  Provide the name of the owner.  You may also enter your  business or "doing business  as" name.  You may use  either  your  Social  Security  Number or
     Taxpayer Identification Number (if you have one).
(5)  List all names  first and circle the name of the legal  trust,  estate,  or pension trust.  (Do not furnish the  identification  number of the personal representative  or trustee unless the legal entity itself is not designated in the account title).

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

OBTAINING A NUMBER                                            o  Payments of tax-exempt interest (including exempt interest
If you do not have a taxpayer  identification number or          dividends under Section 852)
you do not know your number, obtain Form SS-5,                o  Payments described in Section 6049(b) (5) to non-resident aliens.
Application for a Social Security Number Card, or Form        o  Payments on tax-free covenant bonds under Section 1451.
SS-4,  Application  for Employer Identification  Number,      o  Payments made by certain foreign organizations.
at the local office of the Social Security Administration     o  Payments made to a nominee.
or the  Internal  RevenueService and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding
on ALL payments include the following:                        EXEMPT PAYEES  DESCRIBED  ABOVE MUST STILL
o  A corporation.                                             COMPLETE THE SUBSTITUTE FORM W-9 TO AVOID
o  A financial institution.                                   POSSIBLE  ERRONEOUS BACKUP  WITHHOLDING.
o  An organization exempt from tax under Section 501 (a)      FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER,
   of the Internal Revenue Code of 1986, as amended (the      FURNISH YOUR  TAXPAYER  IDENTIFICATION
   "Code"), or an individual retirement plan.                 NUMBER,  WRITE "EXEMPT"  ON THE FACE OF THE
o  The United States or any agency or instrumentality         FORM,  AND  RETURN  IT TO THE  PAYER.  IF THE
   thereof.                                                   PAYMENTS ARE  INTEREST,  DIVIDENDS OR
                                                              PATRONAGE  DIVIDENDS, ALSO SIGN AND DATE
                                                              THE FORM.

o  A State, the District of Columbia, a possession of the          Certain payments other than interest, dividends, and
   United States, or any subdivision or instrumentality       patronage  dividends that are not subject to information
   thereof.                                                   reporting are also not subject to backup  withholding.  For details,  see the  regulations  under Sections 6041, 6041A(a),
o   A foreign government, a political subdivision of a        6045, and 6050A of the Code.
    foreign government, or any agency or instrumentality
    thereof.                                                  PRIVACY ACT NOTICE - Section 6109 of the Code requires
                                                              most recipients of dividends, interest, or other payments to give correct taxpayer identification  numbers to payers who
o   An international organization or any agency, or           must report the  payments to IRS. IRS uses  the  numbers for
    instrumentality thereof.                                  identification  purposes and to help verify the accuracy of your tax return.  Payers must be given the numbers  whether
o   A registered dealer in securities or commodities          or not recipients are required to file tax returns. Payers may
    registered in the U.S. or a possession of the U.S.        be required to withhold 30% of taxable  interest,  dividends and certain other payments to a payee who does not furnish a
o   A real estate investment trust.                           taxpayer  identification  number to payer.  Certain penalties may also apply.
o   A common trust fund operated by a bank under Section
    584(a) of the Code.

o   An exempt charitable remainder trust, or a non-exempt
    trust described in Section 4947(a)(1) of the Code.

o   An entity registered at all times under the Investment
    Company Act of 1940.

o   A foreign central bank of issue.

Payments of dividends and patronage dividends not             PENALTIES
generally subject to backup withholding include the           (1) Failure to Furnish Taxpayer Identification Number -
following:                                                    If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable
o  Payments to nonresident aliens subject to withholding      cause and not willful neglect.
   under Section 1441 of the Code.
o  Payments to partnerships not engaged in a trade or         (2) Civil Penalty for False Information With Respect to
   business in the U.S. and which have at least one           Withholding - If you make a false statement with no reasonable
   nonresident partner.                                       basis which results in no backup withholding, you
                                                              are subject to a penalty of $500.

o  Payments of patronage dividends where the amount
   received is not paid in money.

o  Payments made by certain foreign organizations.            (3) Criminal Penalty For Falsifying Information - Willfully
Payments of interest not generally subject to backup with-    falsifying certifications or affirmations may subject
holding include the following:                                you to  criminal  penalties including fines and/or
                                                              imprisonment.

o  Payments of interest on obligations issued by              (4) Misuse of TINs - If the requester discloses or uses
   individuals. Note: You may be subject to backup            taxpayer identification numbers in violation of Federal law,
   withholding if this interest is $600 or more and is        the requester may be subject to civil and criminal penalties.
   paid in the course of the payer's trade or business and
   you have not provided your correct taxpayer identification number to payer.

                                                               FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
                                                               CONSULTANT OR THE INTERNAL REVENUE SERVICE.